Exhibit 32

CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER

AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Dala Petroleum Corp. (the “Registrant”) on Form 10-K for the annual period ending September 30, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), we, D. Sean McEwen, Chairman, President and Chief Executive Officer and Brian R. Riffle, Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Annual Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.

Date: January 31, 2018	By:	/s/ D. Sean McEwen
Chairman, President and Chief Executive Officer

Date: January 31, 2018	By:	/s/ Brian R. Riffle
Chief Financial Officer